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                                                                    EXHIBIT 32.2

              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Armor Electric Inc. (the "Company") on Form 10-QSB/A for the period ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Cheryl Spousta-Schertzer, as Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of her knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

BY:  /S/ CHERYL SPOUSTA-SCHERTZER
     ----------------------------
     CHERYL SPOUSTA-SCHERTZER
     CHIEF FINANCIAL OFFICER
     NOVEMBER 21, 2007